Benefit Plans (Details 4) (USD $) In Thousands	12 Months Ended
Jun. 30, 2011
One-Percentage Point Change in Assumed Health Care Cost Trend Rates
Effect on total service and interest cost components of periodic expense (Increase)	$ 47
Effect on total service and interest cost components of periodic expense (Decrease)	(39)
Effect on postretirement benefit obligation (Increase)	722
Effect on postretirement benefit obligation (Decrease)	$ (598)